Supplement to Prospectus dated July 1, 2005

     This supplements the Prospectus of the Lifetime Achievement Fund, Inc. dated April 29, 2005.

        Effective July 1, 2005, the Adviser and the Distributor have determined to facilitate marketing and shareholder servicing by entering into agreements with and paying out of their own resources certain amounts (including items of material value) to financial institutions, investment professionals, retirement plan administrators and other financial intermediaries for marketing and servicing the Fund's shares.

        The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Fund to you. Such payments will be made by or funded from the resources of the Distributor and the Adviser and are outside of the Fund's Rule 12b-1 Plan. These payments are and will not be reflected in the fees and expenses listed in the fee table section of the Fund's prospectus because they are not paid by the Fund.

        These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediaries sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments are in addition to payments made by the Fund to the Distributor under the Rule 12b-1 Plan. You can ask your financial institution for information about any payments it receives from the Distributor, the Adviser or the Fund and any services provided.


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      Supplement to Statement of Additional Information Dated July 1, 2005

Additional Payments to Financial Institutions and other Financial Intermediaries

The Distributor and Adviser may pay out of its own resources amounts (including items of material value) to certain financial institutions, investment professionals, retirement plan administrators and other financial intermediaries. In some cases, such payments will be made by, or funded from the resources of the Distributor and the Adviser. While NASD regulations limit the sales charges that you may bear, but there are no limits with regard to the amounts that the Distributor or Adviser may pay out of their own resources.

You can ask your financial institution, investment professional, retirement plan administrator or other financial intermediary for information about any payments it receives from the Distributor and or Adviser and any services provided.

The following examples illustrate the types of instances in which the Distributor and Adviser may make additional payments.

Supplemental Payments

The Distributor and Adviser may make supplemental payments to certain financial institutions that are holders or dealers of record for accounts of the Fund. These payments may be based on such factors as the number or value of Shares the financial institution sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial institution.

Processing Support Payments

The Distributor and Adviser may make payments to financial institutions that sell Fund shares to help offset their costs associated with client account maintenance support, statement processing and transaction processing. The types of payments under this category include payment of ticket charges on a per transaction basis; payment of networking fees; and payment for ancillary services such as setting up the Fund on the financial institution's mutual fund trading system.

Retirement Plan Program Servicing Payments

The Distributor and Adviser may make payments to certain financial institutions and retirement plan administrators who offer Fund shares through retirement plan programs. A financial institution may perform retirement plan program services itself or may arrange with a retirement plan administrator to perform retirement plan program services. In addition to participant recordkeeping, reporting, or transaction processing, retirement plan program services may include services rendered to a plan in connection with fund/investment selection and monitoring; employee enrollment and education; plan balance rollover or separation, or other similar services.
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Other Benefits to Financial Institutions

From time to time, the Distributor and Adviser at their expense, may provide additional compensation to financial institutions and other financial intermediaries that sell or arrange for the sale of Shares. Such compensation may include financial assistance that enable the Distributor and Adviser to participate in or present at conferences or seminars, sales or training programs for invited employees, client and investor events and other financial institution-sponsored events.

The Distributor and Adviser also may hold or sponsor, at their expense, sales events, conferences and programs for employees or associated persons of financial institutions and may pay the travel and lodging expenses of attendees. The Distributor and adviser also may provide, at its expense, meals and entertainment in conjunction with meetings with financial institutions. Other compensation may be offered to the extent not prohibited by applicable laws, regulations or the rules of any self-regulatory agency, such as the NASD.